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                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-1 of our report dated March 25, 2004 relating to the financial statements of Genitope Corporation, which appears in the Company's Registration Statement on Form S-1 (No. 333-115165). We also consent to the reference to us under the heading "Experts" in the Registration Statement on Form S-1 (No. 333-115165).

/s/ PricewaterhouseCoopers LLP

San Jose, California
May 25, 2004